STEADY DOMESTIC BUSINESS EXPLOSIVE INTERNATIONAL GROWTH TICKER - OTCQX: CLPI

REQUIRED STATEMENT ABOUT FORECASTS Calpian’s models and projections are based on certain key assumptions, including but not limited to the following:  Availability of adequate and appropriately priced financing to continue in business  Availability of acquisitions which can be completed  Continued performance of key staff  Continued favorable business conditions and economic climate.  Money on Mobile Forecasts are the representation of MoM Management. Certain of the statements contained herein may be statements of future expectations and other forward-looking statements that are based on management's current views and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. In addition to statements which are forward-looking by reason of context, the words “may,”“will,”“should,”“expects,”“plans,”“intends,”“anticipates,”“believes,”“estimates,”“predicts,”“potential ,” or “continue” and similar expressions identify forward-looking statements. Actual results, performance or events may differ materially from those in such statements due to, without limitation, (i) our ability to acquire retail credit card processing residual streams (“residuals”), (ii) our ability to raise capital to fund our acquisitions, (iii) our ability to successfully integrate multiple residuals acquisitions, (iv) changing levels of competition, (v) changes in laws and regulations, including government regulation of the credit card processing industry and other related financial institutions, and (vi) general competitive factors. This business plan is for confidential information purposes only and is not a solicitation for investment. THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. ANY OFFER OF SECURITIES OF THE COMPANY SHALL BE MADE ONLY TO QUALIFIED INVESTORS IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS. THE SECURITIES LAWS PROHIBIT ANY PERSON WHO HAS MATERIAL NON-PUBLIC INFORMATION ABOUT A COMPANY FROM PURCHASING OR SELLING, DIRECTLY OR INDIRECTLY, SECURITIES OF SUCH COMPANY. 2

3 Trading Symbol OTCQX: CLPI Corporate Headquarters Dallas, TX Stock Price (52-Week Range) $.65 ($0.25 - $1.70) Shares Outstanding 40.3 M Daily Volume (90-day average) 19,000 Market Capitalization $25M Debt $14.2M Cash & Equivalents $2.0M Annualized Current GAAP Revenues ~$240M Full-time Equivalent Employees 42 Domestic / 235 International Fiscal Year Ends March 31 Accounting Firm Liggett Vogt & Webb, PA Share and Financial data as of Dec 31, 2014. KEY FACTS

MANAGEMENT TEAM Average almost 20 years in payments Harold Montgomery – CEO Stanford MBA 1985 Started in payments in 1987 Shashank Joshi – President MoM (India) Maharastra Institute of Technology 10 years in payments Craig Jessen – President SMU MBA 1984 Started in payments in 1991 Scott Arey – CFO Stanford University B.A. Economics B.A. Public Policy 1984 10 years at Bank of America; 12 years in payments BofA - CFO Commercial Banking / CFO International Trade Banking Chris Anderson – President Calpian Commerce University of California B.A. Managerial Economics 1993 10 years in payments industry 4

 Provides credit and debit card processing services to small retail merchants in the U.S.  Growth through acquiring portfolios from Independent Services Organizations (ISO’s).  India based mobile payments company that allows users to make simple financial trans- actions with their cell phone.  Acquired stake in March 2012 with options to purchase up to 74%. Calpian Commerce U.S. Business STEADY BUSINESS Money on Mobile© Mobile Payments in India EXPLOSIVE GROWTH The Best of Both Worlds COMPANY OVERVIEW 5

 Allows consumers to pay using the mobile phone  Converts paper cash to digital currency  Available at retail stores  Replaces the checkbook or debit card used in the U.S.  Positioned to capture eCommerce growth EXPLOSIVE INTERNATIONAL GROWTH

The Next Global Growth Engine?  Population 1.2 Billion, growing to 1.6 Billion by 2030  Middle Class = ~300 million people ($500 income/month)  Per Capita GDP = $300 income/month  Economy growing 6+% per year  Recent elections/economic opening Source: CIA.gov World Fact Book 7 INDIA BACKGROUND

“India Rising” May 17, 2014 THE NEXT GLOBAL GROWTH ENGINE?

A BIG DEAL

ECOMMERCE BUZZ

ADDRESSABLE MARKET IS: 900+ MILLION Mobile Phones 1.1+ BILLION SIM Cards 90.5 phones per 100 people All Cash Economy Lack of Bank Accounts (only 200M of 1.2B people) No Payment Mechanisms (credit, debit or check) Weak Transportation (daily errands take time) CHALLENGES & OPPORTUNITIES IN INDIA 11

INDIA IS CASH INTENSIVE 12

#1 IN INDIA, #3 WORLDWIDE

#1 IN INDIA, #3 WORLDWIDE

WHAT MONEY ON MOBILE DOES Phone Top Up Prepaid TV Utility Bill Payment Ecommerce Shopping Travel Ticketing 259,517 Retail Stores 135 Million Indian Consumers Makes Money via Commission Saves Time and Money Person to Person

NOKIA 1200

CHANDIGARH

COIMBATORE

INSTEAD OF THIS (DELHI)

A TYPICAL MOM STORE

21 Step 1 - Cash 4 6 Step 2 - Cash Step 3 - Purchase of Cell Minutes @ 4% Discount Step 5 - Purchase of Cell Minutes @ 3.5% Discount HOW DOES MoM MAKE MONEY? 15 Cell Providers Transaction Margin = 0.5% Grows to 1% 259,517 Retailers (Commission Sales People) 135 Million Consumers

22 Retailers (Commission Sales People) MoM RETAILERS April 12 48,242 April 15 259,517 0 50,000 100,000 150,000 200,000 250,000 300,000 Money on Mobile Retailers

Cumulative Unique Phone Number Users CUMULATIVE UNIQUE USERS 23 April 12 3,263,269 April 15 135,174,264 - 20,000,000 40,000,000 60,000,000 80,000,000 100,000,000 120,000,000 140,000,000 160,000,000 Money on Mobile Cumulative Unique Phone Number Users

30 DAY ACTIVE MoM USERS 24 30 Day Active MoM Users Apr-12 3,263,269 April 15 7,090,448 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 9,000,000 10,000,000 Money on Mobile 30 Day Active MoM Users

REPEAT ACTIVE MoM USERS 25 REPEAT Active MoM Users Sep-12 658,701 April 15 3,780,561 - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 Money on Mobile Number of MoM Repeat Users

RS VOLUME PROCESSED 26 RS Volume Processed April 12 365,298,581 April 15 2,012,352,906 14.2% Increase 0 500,000,000 1,000,000,000 1,500,000,000 2,000,000,000 2,500,000,000 Money on Mobile Rs Volume Processed Calpian's First Investment

27 TRANSACTIONS PROCESSED Number of transactions April 12 5,248,312 April 15 11,048,661 0 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 14,000,000 16,000,000 18,000,000 Money on Mobile Number of Transactions Calpian's First Investment

28 VOLUME BY PRODUCT Total Volume (Rupees) 0 500000000 1000000000 1500000000 2000000000 2500000000 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 Volume by Product by Month TV Prepaid phone Post Pay Phone Utility Bill Domesic Remittance Mobile Top Up Television Domestic Remittance

29 PER USER STATISTICS Total Rs volume per unique user per month Average Transaction Size (Rs) May 12 100.55 April 15 Rs 283.8 0.00 50.00 100.00 150.00 200.00 250.00 300.00 Money on Mobile Per User Statistics Total Rs volume per unique user per month Average Transaction Size (Rs) Avg Tran Rs 182

30 PER USER STATISTICS 0.00 0.50 1.00 1.50 2.00 2.50 3.00 Transactions per User per Month April 15 1.56 Transactions

31 10x NEAREST COMPETITOR  Best Financed  Only One w/ Full Suite of Services  Greenfield Opportunity  No Major Regulatory Hurdles Remaining MoM is: First Mover Advantage to Money on Mobile Store Count User Count Monthly Processed Volume Notes Money on Mobile (Apr ‘15) 259,517 135 million Rs 2.01 billion Growing Beam Money (May ‘13) 50,000 14 million Rs 91 million <5% Searching for capital AirTel Money (Jan ‘13) 110,000 1.3 million Unknown Not Interoperable Vodafone (June ‘14) 66,000 1.5 million (330k active) Unknown Not Interoperable

32 What will 35 million consumers do with Money on Mobile? All numbers are estimates VOLUME GROWTH Product Average Ticket Monthly Frequency Estimated Average Monthly Spend Cell Top Up $1.00 2x $2.00 TV Top Up $2.00 2x $4.00 Utility Payment $8.00 1x $8.00 Travel Ticketing $0.30-$15.00 1x-20x $10.00 P2P Transfer $50.00 1x $50.00 E commerce $1.00 10X $10.00 Total Spend/Mo $84.00 We Do These Now

33 COMPARE TO M-PESA IN KENYA  First Mobile Money System  Started April 2007  Small business payments majority of volume  Ubiquitous presence in Kenya India is 30x Kenya in size M-Pesa Metrics KENYA 30 Day Active Users 11.6 Million Transaction Volume $13 Billion Operating Revenue $287 million/year M-PESA: Source: MPESA 2014 mid year report

34 COMPARE TO NASDAQ: QIWI QIWI is a Russian mobile payments company QIWI Population 143.5 million Cell Phones (SIM Cards) 256 million Unbanked Population 45-70 million 30 Day User Count 70 million Store/Kiosk Count 180,000 Annual Processed Volume (USD) $12 billion 2014 Gross Revenues $245 million Net Income Annual Growth Rate % 59% US Market Cap ~$1.4 billion Source: QIWI form 20-F December 2014

INVESTMENT HIGHLIGHTS 35  Experienced Leadership  ~20 years in payments  Strong Growth in the US  Great Roll-up opportunity  Steady US Business  Explosive Growth in India  Growing 34% Q to Q  Huge Market Opportunity  Greenfield Opportunity  Leader in the space

STEADY DOMESTIC BUSINESS EXPLOSIVE INTERNATIONAL GROWTH TICKER- OTCQX: CLPI